UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 21, 2004
                                                         -----------------

                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                    1-9390                 95-2698708
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(State or other jurisdiction    (Commission File (I.R.S. Employer Identification
      of incorporation)             Number)                 Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                        92123
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(Address of principal executive offices)               (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  |  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

|  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  ---------------------------------------------------------
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
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     Effective December 20, 2004, the Board of Directors of Jack in the Box Inc.
(the "Company"), upon the recommendation of the Nominating and Governance Committee, appointed David M. Tehle as a new director. As reported in a press release issued by the Company on December 21, 2004, Mr. Tehle currently serves as executive vice president and chief financial officer of Dollar General Corporation, a $7 billion discount retailer. Prior to joining Dollar General Corporation in June 2004, Mr. Tehle served from 1997 to June 2004 as executive vice president and chief financial officer for the Haggar Corporation (NASDAQ:
HGGR), a manufacturing, marketing and retail corporation. Mr. Tehle's term will expire at the Company's annual shareholder's meeting in February 2005, at which time he will stand for election along with the other director nominees. Upon such election, the Jack in the Box Inc. Board of Directors has appointed Mr. Tehle to serve on the Audit Committee and the Compensation Committee, effective February 18, 2005.

(C)      EXHIBITS

The following exhibits are filed with this Report:

                  Exhibit No.      Description

                         99.1      Press Release dated December 21, 2004


                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             JACK IN THE BOX INC.


                                             By:      JOHN F. HOFFNER
         John F. Hoffner                              ---------------
         Executive Vice President
         Chief Financial Officer
         (Principal Financial Officer)
         (Duly Authorized Signatory)

         Date:  December 21, 2004

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